                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)      04-Dec-96


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.


                    The Money Store Inc., as Representative
             Transworld Insurance Company d/b/a Educaid, As Seller
    ----------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey
Arizona                      33-89200           68-6127681
---------------            ------------        -------------
State or other              (Commission        (IRS Employer
jurisdiction of            File Number)          ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey    07083
----------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,                               908-686-2000
including area code:                                       --------------


                                n/a
----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                Item 5  Other Events
                        ------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

        A-7........................................      16-Dec-96



        A-8........................................      04-Dec-96

        Item 7  Financial Statements and Exhibits
                ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        CLASSNOTES TRUST 1996-I


                                        THE MONEY STORE INC., Representative
                                        TRANS-WORLD INSURANCE COMPANY, Seller




                                        By:  \s\ Harry Puglisi
                                        ----------------------
                                        Name:  Harry Puglisi
                                              Title:    Treasurer
                                                    of The Money Store Inc. and
                                        Trans-World Insurance Company
                                                   d/b/a Educaid


Dated:  January 14, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                              CLASSNOTES TRUST  1995 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
CLASS A-7               Determination Date                      12/10/96
Cusip #  182743AD6      Distribution Date                       12/16/96
                        Record Date                             12/12/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                     6,500,000.00
               Per $50,000 original principal amount of the Notes                  2,138.157895


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                       624,790.58
               Per $50,000 original principal amount of the Notes                    205.523216


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                             0.00
               Per $50,000 original principal amount of the Notes                      0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-7 NOTES                                                             0.00
               Per $50,000 original principal amount of the Notes                      0.000000


(iv)       Pool Balance at end of preceding Collection Period                    524,047,536.78


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-7 NOTES                                                124,350,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                                     CLASS A-7 NOTES
                                        PERIOD 1                                      5.587970%
                                        PERIOD 2                                      5.662190%
                                        PERIOD 3                                      5.556720%
                                      CURRENT RATE        (Based on Auction)          5.545000%

                     2.  NET LOAN RATE
                           PERIOD 1                                             6.702500%
                           PERIOD 2                                             6.762000%
                           PERIOD 3                                             6.637500%

             (b)   Amount of Interest that would have been paid
                    on such Note Distribution Date if Interest was
                    calculated instead based on the Net Loan Rate             749,388.85

(vii)       (a) Service Fee for related Collection Period  (Pro Rata)          16,161.68
                    Per $50,000 original principal amount of the Notes          5.316342

            (b) Service Fee Carryover for related Collection Period
                1. Distributed                                                      0.00
                    Per $50,000 original principal amount of the Notes          0.000000

                2. Remaining Balance                                                0.00
                    Per $50,000 original principal amount of the Notes          0.000000

(viii)     Amount of Fees for related Collection Period:

                1. Administration Fee  (Pro Rata)                               1,684.38
                    Per $50,000 original principal amount of the Notes          0.554071

                2. Auction Agent Fee  (Pro Rata)                                    0.00
                    Per $50,000 original principal amount of the Notes          0.000000

                3. Indenture Trustee Fee  (Pro Rata)                                0.00
                    Per $50,000 original principal amount of the Notes          0.000000

                4. Eligible Lender Trustee Fee  (Pro Rata)                      1,012.28
                    Per $50,000 original principal amount of the Notes          0.332985

                5. Surety Provider Fee  (Pro Rata)                              9,544.79
                    Per $50,000 original principal amount of the Notes          3.139734

(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                               0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                     0.00

(xii)       (a)   Amount of the distribution attributable to amounts
                  in the Reserve Account                                            0.00

            (b)   Amount of any other withdrawals from the Reserve
                  Account for such Distribution Date                                0.00

            (c)   Amount in the Reserve Account                             2,126,868.11


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                               0.00

(xiv)      (a)   Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                       0.00

           (b)   Amount in the Pre-Funding Account                                                  184,943.76

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                           0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                                              0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                             have been paid in full)                                                      0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                  0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                            4,021,807.33
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                            2,487,258.15
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                           4,896,599.58
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                            1,675,636.94
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                                   1,704,655.47

(xix)     Parity Percentage                        Numerator 564,471,480.51
          as of        10/31/96                  Denominator 552,007,776.56                            102.26%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                         176,084.53

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                          0.00



The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
  Harry Puglisi
    Treasurer


                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                          CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-8    Determination Date   11/27/96
Cusip #  182743AE4      Distribution Date    12/04/96
                        Record Date          12/02/96
================================================================================

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                             0.00
               Per $50,000 original principal amount of the Notes                      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                       211,820.00
               Per $50,000 original principal amount of the Notes                    207.666667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                             0.00
               Per $50,000 original principal amount of the Notes                      0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-8 NOTES                                                             0.00
               Per $50,000 original principal amount of the Notes                      0.000000


(iv)        Pool Balance at end of preceding Collection Period                   524,047,536.78


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-8 NOTES                                                 51,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                                         CLASS A-8 NOTES
                                            PERIOD 1                                   5.420000%
                                            PERIOD 2                                   5.457000%
                                            PERIOD 3                                   5.310000%
                                          CURRENT RATE   (Based on Auction)            5.340000%


                        2.  NET LOAN RATE
                              PERIOD 1                                          6.702500%
                              PERIOD 2                                          6.762000%
                              PERIOD 3                                          6.637500%

                (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate            263,443.33

(vii)       (a)   Service Fee for related Collection Period  (Pro Rata          18,564.09
                         Per $50,000 original principal amount of the Notes     18.200088

            (b)   Service Fee Carryover for related Collection Period
                  1.  Distributed                                                    0.00
                            Per $50,000 original principal amount of the Notes   0.000000

                   2.  Remaining Balance                                             0.00
                            Per $50,000 original principal amount of the Notes   0.000000


(viii)     Amount of Fees for related Collection Period:

               1.  Administration Fee  (Pro Rata)                                  637.50
                      Per $50,000 original principal amount of the Notes         0.625000

               2.  Auction Agent Fee  (Pro Rata)                                11,747.71
                      Per $50,000 original principal amount of the Notes        11.517361

               3.  Indenture Trustee Fee  (Pro Rata)                                 0.00
                      Per $50,000 original principal amount of the Notes         0.000000

               4.  Eligible Lender Trustee Fee  (Pro Rata)                         383.12
                      Per $50,000 original principal amount of the Notes         0.375613

               5.  Surety Provider Fee  (Pro Rata)                               3,612.50
                      Per $50,000 original principal amount of the Notes         3.541667

(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                 0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                      0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                            0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                0.00

           (c)     Amount in the Reserve Account                             2,126,868.11


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                0.00



(xiv)    (a)  Portion (if any) of the distribution attributable to amounts on
              deposit in the Pre-Funding Account                                           0.00

         (b)  Amount in the Pre-Funding Account                                      184,943.76

(xv)   Aggregate amount if any paid by the Eligible Lender Trustee for
       Additional Financed Student Loans during the preceding collection
       period                                                                              0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                         (a) CLASS A-1 NOTES                                               0.00
                         (b) CLASS A-1 NOTES (Only if Class___ Notes
                               have been paid in full)                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                   0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60 days                4,021,807.33
            Delinquent

        (b) Number of Financed Student Loans that are 61 to 90 days                2,487,258.15
            Delinquent

        (c) Number of Financed Student Loans that are 91 to 180 days               4,896,599.58
            Delinquent

        (d) Number of Financed Student Loans that are more than 181                1,675,636.94
            days Delinquent

        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                                       1,704,655.47

(xix)     Parity Percentage                   Numerator
          as of             10/31/96          Denominator                               102.26%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                          176,084.53

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                           0.00



The Money Store, Inc.



By:  \s\ Harry Puglisi
----------------------
           Harry Puglisi
             Treasurer
